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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 13, 1999





                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       333-9532                13-3836437
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)



  245 Park Avenue
  New York, New York                                                 10167
(Address of Principal                                             (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 272-4095

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Item 5.  Other Events.

Filing of Certain Materials

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Bear Stearns Asset Backed Securities, Inc. (the "Depositor") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to the Mortgage-Backed LIBOR Notes, Class A, Series 1999-1 (the "Notes") of American Residential Eagle Bond Trust 1999-1 (the "Trust").

Incorporation of Certain Documents by Reference

         The consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1998 and December 31, 1997, and for the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. (which was filed with the Securities and Exchange Commission on March 25, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for American Residential Eagle Bond Trust 1999-1 Mortgage-Backed LIBOR Notes, Class A, Series 1999-1, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consent of PWC is attached hereto as Exhibit 23.1

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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated December 4, 1998 and the prospectus supplement dated April 9, 1999, of the Trust relating to its Notes.
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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of PWC
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BEAR STEARNS ASSET BACKED
                                     SECURITIES, INC.



                                    By: /s/ Jonathan Lieberman
                                       -------------------------
                                        Name:  Jonathan Lieberman
                                        Title: Managing Director

Dated: April 13, 1999
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Exhibit Index

Exhibit                                                                     Page
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23.1              Consent of PWC